TCC REVIEW

TRINITY CAPITAL CORPORATION 2009 ANNUAL MEETING

2.6%
2.2%
1.8%
1.3%
0.9%
0.4%
0.0%

	2003	2004	2005	2006	2007	2008
TCC	2.12%	1.64%	1.64%	1.34%	1.49%	0.89%
U.S. Banks	2.00%	1.90%	1.90%	1.82%	1.40%	0.30%

2009 TCC Annual Meeting

U.S. Bank Performance Declines Dramatically
Earnings at Lowest Level since 1985

(Net Operating Income Before Taxes)

Source:  Federal Reserve Bank of Kansas City

December 31, 2008

Percent of Banks with Losses

up to 5%

5% to 10%

10% to 20%

20% to 40%

40%  plus

Source:  Federal Reserve Bank of Kansas City

2007

2006

2009 TCC Annual Meeting

Performance Deterioration is Widespread
But Largest Losses Reflect Distressed Housing Markets

2009 TCC Annual Meeting

   TARP $700B (Oct 2008)

   CPP $250B (Healthy Banks)

   Capital Markets

   In-depth Analysis

Capital Purchase Program

2009 TCC Annual Meeting

Benefits of CPP for TCC

   Economic Uncertainty

   Non-Voting, Non-Dilutive

   Competitive Landscape

   Regulatory Change

   Profit Projections

   Repayment

2009 TCC Annual Meeting

Total Capital/Risk-Weighted Assets

n/a

n/a

n/a

n/a

2004

2005

2006

2007

2008

TCC

11.59%

11.69%

11.51%

12.11%

11.80%

Peer (BHC's $1B to $3B)

12.95%

12.75%

12.62%

12.35%

12.27%

TCC with CPP Pro froma

14.80%

5%

7%

9%

11%

13%

15%

17%

T

C

C

+

C

P

P

Cost of Funds 5.67% (5 yrs), then 9.48%

Loan Reporting

Compensation

Dividends

CPP Implications

2009 TCC Annual Meeting

Non-Performing Assets to

Total Assets

2009 TCC Annual Meeting

2004

2005

2006

2007

2008

TCC

1.13%

0.68%

0.66%

0.95%

2.52%

Peer (BHC's $1B to $3B)

0.51%

0.46%

0.49%

0.98%

2.23%

0.0%

0.5%

1.0%

1.5%

2.0%

2.5%

3.0%

2009 TCC Annual Meeting

Loan Loss Reserve/Total Loans

2004

2005

2006

2007

2008

TCC

0.93%

0.87%

1.08%

1.15%

1.24%

Peer (BHC's $1B to $3B)

1.31%

1.24%

1.17%

1.21%

1.52%

0.0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

1.4%

1.6%

2009 TCC Annual Meeting

2009 TCC Annual Meeting

TCC Total Assets

In millions

2004

2005

2006

2007

2008

Total Assets

$1,080.34

$1,244.02

$1,359.28

$1,379.72

$1,417.73

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

2009 TCC Annual Meeting

TCC Net Income

In millions

2004

2005

2006

2007

2008

TCC Net Income

$10.39

$11.96

$10.31

$13.33

$8.00

$0

$2

$4

$6

$8

$10

$12

$14

Net Interest Margin

On a fully tax-equivalent basis

2009 TCC Annual Meeting

2004

2005

2006

2007

2008

TCC

3.94%

3.80%

3.81%

3.73%

3.52%

Peer (BHC's $1B to $3B)

3.99%

4.07%

3.99%

3.78%

3.58%

3.5%

3.6%

3.7%

3.8%

3.9%

4.0%

4.1%

2009 TCC Annual Meeting

Efficiency

Better

2004

2005

2006

2007

2008

TCC

60.31%

57.59%

60.23%

58.16%

64.69%

Peer (BHC's $1B to $3B)

62.28%

61.27%

62.46%

65.94%

70.38%

50%

55%

60%

65%

70%

75%

Return on Average Equity

2009 TCC Annual Meeting

2004

2005

2006

2007

2008

TCC

14.61%

16.05%

12.86%

15.56%

8.76%

Peer (BHC's $1B to $3B)

13.11%

13.33%

12.61%

9.72%

1.99%

0%

2%

4%

6%

8%

10%

12%

14%

16%

18%

20%

TCC Earnings Per Share

2009 TCC Annual Meeting

2004

2005

2006

2007

2008

Earnings per Share

$1.54

$1.80

$1.57

$2.05

$1.23

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

2009 TCC Annual Meeting

TCC Common Dividends

Declared Per Share

2004

2005

2006

2007

2008

Common dividends declared

per share

$0.60

$0.64

$0.69

$0.75

$0.80

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

$0.80

$0.90

2009 TCC Annual Meeting

TCC Share Price

As of December 31steach year

2004

2005

2006

2007

2008

Share Price

$30.80

$28.00

$28.75

$26.99

$21.75

$0

$5

$10

$15

$20

$25

$30

$35

2009 TCC Annual Meeting

Three Year Stock Price Performance

-

100%

-

80%

-

60%

-

40%

-

20%

0%

20%

TCC

BAC

FSNM

WFC

ZION

SNL Bank

Loan Type	2008 Loan Percentages	Amounts (in thousands)
Commercial	9.46%	$116,588
Commercial RE	33.43%	$412,184
Residential RE	31.54%	$388,776
Construction RE	20.64%	$254,444
Installment /Other	4.93%	$60,746
Total	100%	$1,232,738

2009 TCC Annual Meeting

2008 Loan Mix

9%

33%

32%

21%

5%

Commercial

Commercial real estate

Residential real estate

Construction real estate

Installment and other

Year	2004	2005	2006	2007	2008
Loan to Deposit Ratio	100.61%	97.84%	97.33%	99.63%	98.32%

2009 TCC Annual Meeting

TCC Loan to Deposit Ratio

90%

92%

94%

96%

98%

100%

102%

2004

2005

2006

2007

2008

   Asset Quality, Performance, Efficiency

   Cerrillos Office

   Virtualization

   Mobile Banking

2009 TCC Annual Meeting

2009 Initiatives

2009 TCC Annual Meeting

Source:  FDIC Statement of Deposits Report June 30,2008 (Includes banks only)

LANB Market Share – Los Alamos

As of June 30 of each year

2004

2005

2006

2007

2008

Los Alamos Market Share

87.20%

88.70%

88.83%

89.58%

89.01%

50.0%

60.0%

70.0%

80.0%

90.0%

100.0%

2009 TCC Annual Meeting

Source:  FDIC Statement of Deposits Report June 30,2008 (Includes banks only)

LANB Market Share – Santa Fe

As of June 30 of each year

2004

2005

2006

2007

2008

Santa Fe Market Share

13.77%

15.89%

15.94%

20.30%

20.57%

0%

5%

10%

15%

20%

25%

2009 TCC Annual Meeting

Deposits by Market

As of June 30, 2008

Market

LANB Deposits

(in millions)

Total Deposits

(in millions)

Market
Share

Rank in
Market

Los Alamos

755.326

846.626

89.01%

1st

Santa Fe

438.468

2,131.202

20.57%

1st

New Mexico

1,193.794

22,304.346

5.35%

4th

Source:  FDIC Statement of Deposits Report June 30,2008 (Includes banks only)

2009 TCC Annual Meeting

   Mortgage Refinance

   Housing Market & Inventories

   Improving Consumer Confidence

   Regulatory Climate

   First Quarter Results

Outlook

We are in the midst of the worst economic downturn in 50 years and the most severe financial crisis since the 1930s.

However, over the past month, many economic indicators have been better than expected.

While the economy is still contracting, the pace of decline has diminished, and we appear closer to the end of the recession.

Financial conditions have also improved, but we have further to go before conditions return to normal.

While the recession could end as soon as June, financial stress is likely to remain elevated into next year.

2009 TCC Annual Meeting

Source:  Federal Reserve Bank of Kansas City

National Economic Outlook

New home sales
Existing home sales
1500
1300
1100
900
700
500
300
7000
6500
6000
5500
5000
4500
4000
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09

2009 TCC Annual Meeting

National Economic Outlook

Home Sales Appear to be Stabilizing

New and Existing Home Sales

Thousands, 3-Month Moving Average                                         Thousands

Source:  Federal Reserve Bank of Kansas City

Index
1600
1400
1200
1000
800
600
S&P 500 Index
(Left-axis)
Initial Claims
(Right-axis)
650
550
450
350
250
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09

2009 TCC Annual Meeting

National Economic Outlook

There are Increasing Signs of Possible Recovery

S&P 500 Index and Initial Unemployment Claims

Thousands, 4-Week Moving Average

Source:  Federal Reserve Bank of Kansas City

Quarterly percent change (annualized)
4
2
0
-2
-4
-6
-8
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q4/Q4
Actual
Blue Chip Mar Forecasts
Blue Chip Apr Forecasts
Blue Chip May Forecasts

2009 TCC Annual Meeting

National Economic Outlook

Forecasters Have Raised Growth Estimates Slightly

Real Gross Domestic Product (GDP) Growth

Source:  Federal Reserve Bank of Kansas City

2009 TCC Annual Meeting

NM Economic Outlook

New Mexico

Los Alamos

Santa Fe

2009 TCC Annual Meeting

TCC Total Assets

Q1 2008 compared to Q1 2009

In millions

2008 Q1

2009 Q1

Total

Assets

$1,433

$1,528

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

2009 TCC Annual Meeting

TCC Net Income

Q1 2008 compared to Q1 2009

In millions

Q1 2008

Q1 2009

TCC Net

Income

$2.854

$3.208

$0.0

$0.5

$1.0

$1.5

$2.0

$2.5

$3.0

$3.5

2009 TCC Annual Meeting

Efficiency

Q1 2008 compared to Q1 2009

Better

Q1 2008

Q1 2009

Efficiency Ratio

62.61%

52.80%

40%

45%

50%

55%

60%

65%

70%

2009 TCC Annual Meeting

TCC Earnings Per Share

Q1 2008 compared to Q1 2009

Q1 2008

Q1 2009

Earnings per Share

$0.44

$0.50

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

Questions & Answers

2009 TCC Annual Meeting